UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

3531 Griffin Road Ft. Lauderdale, Florida 33312 (Address of Principal Executive Offices)

(800) 433-0127 (Registrant's Telephone Number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 22, 2020, First Capital Venture Co., a subsidiary of the Registrant, filed in the 17th Judicial Circuit in and for Broward County, Florida, an 8-count Complaint against its previous merchant processor, T1 Payments, LLC et al, under Case No. CACE-20-006914, UCN 062020CA006914AXXXCE. The complaint sought the return of $649,311.73 being held by the merchant processor and for damages related to the processor ceasing to accept MasterCard payments from the Registrant’s customers for the purchase of its products. The Registrant sought declaratory relief as well as damages against the Defendants. The complaint alleged the Defendant breached the contract between the parties, sought violations of Florida Statute § 772.11 (Civil Remedy for Theft), replevin, and fraud. On August 4, 2020, the Court granted a motion to transfer the lawsuit to Nevada wherein it would be required to be filed pursuant to the merchant processing agreement. As a result, the lawsuit was dismissed without prejudice to be filed in the appropriate jurisdiction in Nevada.

Subsequently, on May 14, 2021, First Capital Venture Co., filed an eight-count complaint against T1 Payments, LLC, Donald Kasdon and Does 1 through 10, in the District Court, Clark County, Nevada, under case number: A-21-834626-B (the “Complaint”). The 8-count Complaint filed in Nevada against the previous merchant processor alleged breach of contract, fraud, conversion, and unjust enrichment. The Complaint seeks the return of the $649,311.73 being held by the merchant processor, declaratory relief, damages related to, among other allegations, this processor ceasing to accept MasterCard payments from the Registrant’s customers for the purchase of its products, treble damages, attorney and court costs.

To help expedite the litigation of this case, Company’s counsel sought a more specialized type of proceeding by requesting the matter be heard in business court. The Company is continuing to work with counsel in Florida, California and Nevada to litigate and resolve the matters alleged in the Complaint.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. a Colorado corporation

DATE: June 1, 2021	By:	/s/ Lee Lefkowitz
	Name:	Lee Lefkowitz
	Title:	Chief Executive Officer

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